UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2019

Investcorp Credit Management BDC, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-01054	46-2883380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 East 55th Street

15th Floor

New York, New York 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 257-5199

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	ICMB	The NASDAQ Global Select Market
6.125% Notes due 2023	CMFNL	The NASDAQ Global Select Market

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On October 16, 2019, Investcorp Credit Management BDC, Inc. (formerly CM Finance Inc) (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and between the Company and Ladenburg Thalmann & Co. Inc., as representative of the several underwriters named on Schedule A thereto, in connection with the issuance and sale of $15,000,000 aggregate principal amount of the Company’s 6.125% Notes due 2023 (the “Notes” and the issuance and sale of the Notes, the “Offering”).

The Notes were issued as additional notes under the Indenture, dated as of July 2, 2018 (the “Base Indenture”), between the Company and U.S. Bank National Association (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of July 2, 2018 (the “First Supplemental Indenture”; together with the Base Indenture, the “Indenture”), pursuant to which, on July 2, 2018 and July 12, 2018, the Company issued $34,500,000 aggregate principal amount of the 6.125% Notes due 2023 (the “Existing Notes”). The Notes are being treated as a single series with the Existing Notes under the Indenture and have the same terms as the Existing Notes. The Notes have the same CUSIP number and are fungible and rank equally with the Existing Notes.

The Notes bear interest at a rate of 6.125% per year payable quarterly on January 1, April 1, July 1 and October 1, beginning on January 1, 2020. The Notes will mature on July 1, 2023 and may be redeemed in whole or in part at the Company’s option at any time on or after July 1, 2020 at a redemption price of 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption.

The Company intends to use a portion of the net proceeds from the Offering to repay outstanding indebtedness under the Company’s senior secured revolving credit facility, as amended (the “Revolving Financing”). However, the Company may re-borrow under the Revolving Financing in order to invest in middle market companies in accordance with its investment objective and strategies and for working capital and general corporate purposes. The Company intends to use any remaining net proceeds from the Offering to fund investments in middle market companies in accordance with its investment objective and for other general corporate purposes.

The Notes are the direct unsecured obligations of the Company and rank pari passu with all existing and future unsecured, unsubordinated indebtedness issued by the Company, including the Existing Notes, senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes, effectively subordinated to all of the existing and future secured indebtedness issued by the Company (including indebtedness that is initially unsecured in respect of which the Company subsequently grants a security interest), to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, including, without limitation, outstanding borrowings under the Company’s term secured financing facility and the Revolving Financing, respectively, which are secured by the assets held at CM Finance SPV Ltd., the Company’s wholly-owned subsidiary.

The Indenture contains certain covenants, including covenants (i) requiring the Company’s compliance with the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), whether or not the Company continues to be subject to such provisions of the 1940 Act; (ii) requiring the Company’s compliance, under certain circumstances, with the requirements set forth in Section 18(a)(1)(B) as modified by Section 61(a) of the 1940 Act, whether or not the Company continues to be subject to such provisions of the 1940 Act, prohibiting the declaration of any cash dividend or distribution upon any class of our capital stock (except to the extent necessary for us to maintain its treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code), or purchasing any such capital stock, if the Company’s asset coverage, as defined in the 1940 Act, is below 150% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase; and (iii) requiring the Company to provide financial information to the holders of the Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended. These covenants are subject to limitations and exceptions that are described in the Indenture.

The Notes were offered and sold in an offering registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement on Form N-2 (File No. 333-223999) and the prospectus supplement dated October 16, 2019. The transaction closed on October 18, 2019. The net proceeds to the Company were approximately $14,276,250, based on the purchase price paid by the underwriters of 96.875% of the aggregate principal amount of the Notes, plus accrued and unpaid interest from October 1, 2019 up to, but not including, the date of delivery, after deducting the estimated offering expenses of approximately $255,000 payable by the Company.

The foregoing descriptions of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture, and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture, and the Notes, respectively, each filed, or incorporated by reference, as exhibits hereto and incorporated by reference herein.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated October 16, 2019 by and among the Registrant, CM Investment Partners LLC and Ladenburg Thalmann & Co. Inc., as representative of the several underwriters named therein.

4.1	Base Indenture, dated as of July 2, 2018, by and between the Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit (d)(2) to the Registration Statement on Form N-2 (File No. 333-223999) filed on April 9, 2019).

4.2	First Supplemental Indenture, dated as of July 2, 2018, by and between the Registrant and U.S. Bank National Association relating to the 6.125% Notes Due 2023 (Incorporated by reference to Exhibit (d)(4) to the Registration Statement on Form N-2 (File No. 333-223999) filed on July 2, 2018).

4.3	Form of 6.125% Notes due 2023 (Incorporated by reference to Exhibit (d)(5) to the Registration Statement on Form N-2 (File No. 333-223999) filed on July 2, 2018).

5.1	Opinion of Eversheds Sutherland (US) LLP.

23.1	Consent of Eversheds Sutherland (US) LLP (Incorporated by reference to Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2019	INVESTCORP CREDIT MANAGEMENT BDC, INC.

	By:	/s/ Rocco DelGuercio
Name: Rocco DelGuercio
Title: Chief Financial Officer

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